UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 28, 2020

ENDRA Life Sciences Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(734) 335-0468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC
Warrants, each to purchase one share of Common Stock	NDRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01
Other Events.

This Current Report on Form 8-K is being filed to report that ENDRA Life Sciences Inc. (the “Company”) believes that, as of December 28, 2020, following completion of the underwritten public offering of the Company’s common stock on December 18, 2020, it complied with Nasdaq Marketplace Rule 5505(b)(1)(A), which requires at least $5 million in stockholders’ equity for a company initially to list its securities on the Nasdaq Capital Market. As previously reported in the Current Report on Form 8-K filed by the Company on April 27, 2020, the Company was notified that it no longer met the minimum bid price requirement for continued listing on the Nasdaq Capital Market under Nasdaq Marketplace Rule 5550(a)(2) (the “Bid Price Rule”) and, in the event that it did not regain compliance with the Bid Price Rule by December 28, 2020, it may be granted an additional 180 calendar days to regain compliance if it meets certain listing standards, including Rule 5505(b)(1)(A).

Forward-Looking Statements

All statements in this report that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “explore,” “estimate,” “anticipate” or other comparable terms. Examples of forward-looking statements include, among others, statements regarding compliance with the rules of the Nasdaq Capital Market and the Company’s ability to maintain the listing of its securities on the Nasdaq Capital Market. The forward-looking statements made in this report speak only as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
December 30, 2020
	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	President and Chief Executive Officer